UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2014

Massive Interactive, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53892	20-8295316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6th Floor, 10 Lower Thames Street London EC3R 6AF, United Kingdom

(Address of Principal Executive Offices)

+442076365585

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY STATEMENT

Massive Interactive, Inc.  is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 5, 2014 to add Exhibit 16.1.

The remainder of the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 5, 2014 remains unchanged

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from LBB & Associates Ltd., LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2014

Massive Interactive, Inc.

/s/ Antaine Furlong

Antaine Furlong, Chief Financial Officer